UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2014

LIBERTY MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 13, 2014, Liberty Media Corporation announced, among other things, that its board of directors had authorized management to pursue a plan to reclassify its common stock into shares of the corresponding series of two new tracking stock groups, Liberty Media and Liberty Broadband and to distribute subscription rights related to the Liberty Broadband tracking stock. Information related to the proposed creation of the new tracking stock groups and the distribution of subscription rights is set forth in the press release filed herewith as Exhibit 99.1 in compliance with Rule 425 of the Securities Act of 1933, as amended, and which is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name
99.1	Press Release dated March 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2014

LIBERTY MEDIA CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated March 13, 2014